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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 14, 2003

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-07560 (Commission File Number)	98-0038412 (I.R.S. Employer Identification No.)
41 CEDAR AVENUE P.O. BOX HM 1179 HAMILTON HMEX, BERMUDA (Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99
August 14, 2003 news release regarding second quarter 2003 consolidated earnings

ITEM 12.    Results of Operations and Financial Condition

        On August 14, 2003, the registrant announced its consolidated earnings for the second quarter 2003. The news release is attached as an Exhibit to this Current Report and incorporated herein by reference. The information in this Current Report is being furnished to the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.
By:	/s/ E.S. HETHERINGTON Edwin S. Hetherington Vice President, General Counsel and Secretary

        Date: August 14, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	News release dated August 14, 2003

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX